Exhibit 10.31

SCHEDULE OF TRUST AGREEMENTS

The following present and former executive officers are beneficiaries of the Trust Agreements between M/A-COM, Inc. and Boston Harbor Trust Company, N.A. referred to in Exhibit 10.31.

NAME                                  POSITION

Glaudel, Robert H.                    Senior Vice President, Human
                                      Resources

Vanderslice, Thomas A.                Chairman of the Board, President and
                                      Chief Executive Officer

Birchfield, J. Kermit, Jr.

Rayfield, Allan L.